                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                Amendment No. 1

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 1999


                                   AMFM INC.
               (Exact name of Registrant as specified in charter)

          DELAWARE                     000-21570                 75-2247099
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
     of incorporation)                                      identification no.)

                    1845 WOODALL RODGERS FREEWAY, SUITE 1300
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (214) 922-8700


                                   ----------

This Amendment to the Current Report on Form 8-K dated July 1, 1999 and filed on July 15, 1999 by AMFM Inc. (formerly Chancellor Media Corporation) is submitted to provide pro forma financial information for the July 13, 1999 merger between AMFM Inc. and Capstar Broadcasting Corporation and the July 1, 1999 acquisition of KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        7(b)   Pro Forma Financial Information

               Pro forma information required pursuant to Article 11 of Regulation S-X as of March 31, 1999 and for the year ended December 31, 1998 and the three months ended March 31, 1999 is filed herewith beginning on page P-1.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMFM Inc.





Date:  August 2, 1999                By: /s/ W. SCHUYLER HANSEN
                                         -------------------------------------
                                         W. Schuyler Hansen
                                         Senior Vice President and
                                         Chief Accounting Officer

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma financial information of AMFM Inc. (together with its subsidiaries, the "Company") reflects the combination of consolidated historical financial data of the Company and each of the significant radio transactions completed by the Company during 1998 and 1999. The unaudited pro forma balance sheet data at March 31, 1999 presents adjustments for the significant transactions completed subsequent to March 31, 1999 as if each such transaction had occurred at March 31, 1999. The unaudited pro forma statement of operations data for the twelve months ended December 31, 1998 and for the three months ended March 31, 1999 excludes extraordinary items and presents adjustments for (a) the merger between the Company and Capstar Broadcasting Corporation (the "Capstar Merger"), including the effect of significant transactions completed by Capstar Broadcasting Corporation ("Capstar") during 1998 and 1999, (b) the acquisition of KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. (the "Phoenix Acquisition") and (c) the disposition of WMVP-AM in Chicago to ABC, Inc., as if each such transaction occurred on January 1, 1998. Pro forma adjustments relating to the acquisitions of Martin Media L.P., Martin & MacFarlane, Inc. and certain affiliated companies and the outdoor advertising division of Whiteco Industries, Inc. have not been included in the pro forma financial statements due to the pending sale of the Company's outdoor advertising division.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma financial information. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma financial information, the purchase prices of the assets acquired have been allocated based primarily on publicly available information or information furnished by management of the acquired or to be acquired assets. The final allocation of the respective purchase prices of the assets acquired are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma financial information should be read in conjunction with the respective financial statements and related notes thereto of the Company which have previously been reported. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                                   AMFM INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               AT MARCH 31, 1999
                                 (IN THOUSANDS)

                                                                                                                  COMPANY AS
                                                                                                                   ADJUSTED
                                                              CAPSTAR AS       PRO FORMA           PRO FORMA        FOR THE
                                                             ADJUSTED FOR     ADJUSTMENTS         ADJUSTMENTS    CAPSTAR MERGER
                                                COMPANY      THE COMPLETED      FOR THE             FOR THE         AND THE
                                               HISTORICAL       CAPSTAR         CAPSTAR             PHOENIX         PHOENIX
                                               AT 3/31/99   TRANSACTIONS (1)    MERGER           ACQUISITION(4)    ACQUISITION
                                               ----------   ----------------  -----------        --------------  --------------
ASSETS:
Current assets...............................  $ 388,262      $   134,842     $        --           $     --       $   523,104
Property and equipment, net..................  1,395,898          263,710              --              1,750         1,661,358
Intangible assets, net.......................  5,294,161        4,414,003       1,651,663 (2)         88,250        11,448,077
Other assets.................................    369,269           45,337        (150,000)(3)             --           264,606
                                              ----------      -----------     -----------           --------       -----------
        Total assets......................... $7,447,590      $ 4,857,892     $ 1,501,663           $ 90,000       $13,897,145
                                              ==========      ===========     ===========           ========       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable and accrued expenses........  $ 275,865      $    90,387     $        --           $     --       $   366,252
Current portion of long-term debt............         --           39,891              --                 --            39,891
                                               ---------      -----------     -----------           --------       -----------
        Total current liabilities............    275,865          130,278              --                 --           406,143
Long-term debt, excluding current portion....  4,378,000        1,985,878          73,588 (2)         90,000         6,377,466
                                                                                 (150,000)(3)
Deferred tax liabilities.....................    455,903        1,183,136         336,169 (2)             --         1,975,208
Other liabilities............................     52,518             (848)             --                 --            51,670
                                              ----------      -----------     -----------           --------       -----------
        Total liabilities....................  5,162,286        3,298,444         259,757             90,000         8,810,487
Redeemable preferred stock...................         --          269,267          35,962 (2)             --           305,229

STOCKHOLDERS' EQUITY:
Preferred stock..............................    409,500               --              --                 --           409,500
Common stock.................................      1,431            1,076            (543)(2)             --             1,964
Additional paid-in capital...................  2,262,916        1,517,365         980,508 (2)             --         4,760,789
Stock subscriptions receivable...............         --           (2,773)             --                 --            (2,773)
Unearned compensation........................         --           (4,397)          4,397 (2)             --                --
Accumulated deficit..........................   (388,543)        (221,090)        221,582 (2)             --          (388,051)
                                              ----------      -----------     -----------           --------       -----------
        Total stockholders' equity...........  2,285,304        1,290,181       1,205,944                 --         4,781,429
                                              ----------      -----------     -----------           --------       -----------
        Total liabilities and stockholders'
          equity............................. $7,447,590      $ 4,857,892     $ 1,501,663           $ 90,000       $13,897,145
                                              ==========      ===========     ===========           ========       ===========



                                                  PRO FORMA
                                                 ADJUSTMENTS
                                                  FOR OTHER
                                                  COMPLETED         COMPANY
                                                TRANSACTION(5)     PRO FORMA
                                                --------------    -----------
ASSETS:
Current assets...............................   $       --        $   523,104
Property and equipment, net..................       (2,067)         1,659,291
Intangible assets, net.......................       (4,467)        11,443,610
Other assets.................................           --            264,606
                                                ----------        -----------
        Total assets.........................   $   (6,534)       $13,890,611
                                                ==========        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable and accrued expenses........   $       --        $   366,252
Current portion of long-term debt............           --             39,891
                                                ----------        -----------
        Total current liabilities............           --            406,143
Long-term debt, excluding current portion....      (21,000)         6,356,466

Deferred tax liabilities.....................        5,063          1,980,271
Other liabilities............................           --             51,670
                                                ----------        -----------
        Total liabilities....................      (15,937)         8,794,550
Redeemable preferred stock...................           --            305,229

STOCKHOLDERS' EQUITY:
Preferred stock..............................           --            409,500
Common stock.................................           --              1,964
Additional paid-in capital...................           --          4,760,789
Stock subscriptions receivable...............           --             (2,773)
Unearned compensation........................           --                 --
Accumulated deficit..........................        9,403           (378,648)
                                                ----------        -----------
        Total stockholders' equity...........        9,403          4,790,832
                                                ----------        -----------
        Total liabilities and stockholders'
          equity.............................   $   (6,534)       $13,890,611
                                                ==========        ===========

      See accompanying notes to Unaudited Pro Forma Financial Information

                                    AMFM INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


                                                       CAPSTAR AS      PRO FORMA                           PRO FORMA
                                                      ADJUSTED FOR    ADJUSTMENTS            THE          ADJUSTMENTS
                                                     THE COMPLETED      FOR THE           BROADCAST         FOR THE
YEAR ENDED                               COMPANY        CAPSTAR         CAPSTAR          GROUP, INC.        PHOENIX
DECEMBER 31, 1998                       HISTORICAL(6) TRANSACTIONS(7)     MERGER          HISTORICAL       ACQUISITION
-----------------                      ------------  ---------------  -----------      ---------------    ------------
Gross revenues ......................  $  1,440,357  $       723,889  $   (56,261)(8)  $        13,101    $     (1,049)(13)
Less: agency commissions ............      (166,501)         (66,173)          --               (1,329)             --
                                       ------------  ---------------  -----------      ---------------    ------------
Net revenues ........................     1,273,856          657,716      (56,261)              11,772          (1,049)
Operating expenses excluding
 depreciation and amortization ......       682,061          378,805       (4,400)(8)            6,149              --
Depreciation and amortization .......       446,338          139,265      (49,425)(8)              188           5,780(14)
                                                                          288,055 (9)
Corporate general and
 administrative .....................        36,722           28,995           --                   --              --
Stock option compensation............            --           21,401           --                   --              --
Merger, nonrecurring and systems
 development expense ................        63,661           20,433       (8,000)(10)              --              --
                                       ------------  ---------------  -----------      ---------------    ------------
Operating income (loss) .............        45,074           68,817     (282,491)               5,435          (6,829)
Interest expense ....................       217,136          177,462      (10,600)(8)              332           5,968(15)
                                                                            1,750 (11)
Interest income .....................       (15,650)          (3,842)      10,600 (8)               --              --
Gain on disposition of assets .......      (123,845)              --           --                   --              --
Gain on disposition of
 representation contracts ...........       (32,198)              --           --                   --              --
Loss on investment in limited
 liability companies.................            --           28,565           --                   --              --
Other (income) expense ..............        (3,221)           1,521           --                   --              --
                                       ------------  ---------------  -----------      ---------------    ------------
Other (income) expense, net .........        42,222          203,706        1,750                  332           5,968
                                       ------------  ---------------  -----------      ---------------    ------------
Income (loss) before income
 taxes ..............................         2,852         (134,889)    (284,241)               5,103         (12,797)
Income tax expense (benefit) ........        33,751          (39,109)     (99,484)(12)           1,850          (4,543)(16)
Dividends and accretion on
 preferred stock of subsidiary ......        17,601           25,586           --                   --              --
                                       ------------  ---------------  -----------      ---------------    ------------
Income (loss) .......................       (48,500)        (121,366)    (184,757)               3,253          (8,254)
Preferred stock dividends ...........        25,670               --           --                   --              --
                                       ------------  ---------------  -----------      ---------------    ------------
Income (loss) attributable to common
 stockholders .......................  $    (74,170) $      (121,366) $  (184,757)     $         3,253    $     (8,254)
                                       ============  ===============  ===========      ===============    ============
Basic and diluted loss per common
 share ..............................  $      (0.54)
                                       ============
Weighted average common shares
 outstanding(17).....................       137,979                        53,324
                                       ============                   ===========

                                        COMPANY AS
                                       ADJUSTED FOR
                                       THE CAPSTAR
                                       MERGER AND        OTHER
YEAR ENDED                             THE PHOENIX     COMPLETED       COMPANY
DECEMBER 31, 1998                      ACQUISITION   TRANSACTION(17)  PRO FORMA
-----------------                      ------------ ---------------- ------------
Gross revenues ......................  $  2,120,037   $    (11,530)  $  2,108,507
Less: agency commissions ............      (234,003)         1,221       (232,782)
                                       ------------   ------------   ------------
Net revenues ........................     1,886,034        (10,309)     1,875,725
Operating expenses excluding
 depreciation and amortization ......     1,062,615        (13,271)     1,049,344
Depreciation and amortization .......       830,201           (592)       829,609

Corporate general and
 administrative .....................        65,717             --         65,717
Stock option compensation............        21,401             --         21,401
Merger, nonrecurring and systems
 development expense ................        76,094             --         76,094
                                       ------------   ------------   ------------
Operating income (loss) .............      (169,994)         3,554       (166,440)
Interest expense ....................       392,048         (1,470)       390,578

Interest income .....................        (8,892)            --         (8,892)
Gain on disposition of assets .......      (123,845)            --       (123,845)
Gain on disposition of
 representation contracts ...........       (32,198)            --        (32,198)
Loss on investment in limited
 liability companies.................        28,565             --         28,565
Other (income) expense ..............        (1,700)            --         (1,700)
                                       ------------   ------------   ------------
Other (income) expense, net .........       253,978         (1,470)       252,508
                                       ------------   ------------   ------------
Income (loss) before income
 taxes ..............................      (423,972)         5,024       (418,948)
Income tax expense (benefit) ........      (107,535)         1,758       (105,777)
Dividends and accretion on
 preferred stock of subsidiary ......        43,187             --         43,187
                                       ------------   ------------   ------------
Income (loss) .......................      (359,624)         3,266       (356,358)
Preferred stock dividends ...........        25,670             --         25,670
                                       ------------   ------------   ------------
Income (loss) attributable to common
 stockholders .......................  $   (385,294)  $      3,266   $   (382,028)
                                       ============   ============   ============
Basic and diluted loss per common
 share ..............................  $      (2.01)                 $      (2.00)
                                       ============                  ============
Weighted average common shares
 outstanding(18).....................       191,303                       191,303
                                       ============                  ============


      See accompanying notes to Unaudited Pro Forma Financial Information

                                   AMFM INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                   (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                                  CAPSTAR AS       PRO FORMA                PRO FORMA
                                                                 ADJUSTED FOR     ADJUSTMENTS              ADJUSTMENTS
                                                                THE COMPLETED       FOR THE                  FOR THE
THREE MONTHS ENDED                               COMPANY           CAPSTAR          CAPSTAR                  PHOENIX
MARCH 31, 1999                                 HISTORICAL(6)   TRANSACTIONS(7)       MERGER                ACQUISITION
------------------                             ------------    ---------------    ------------             ------------
Gross revenues ..............................  $    394,123     $    163,573       $   (14,043)(8)         $         --
Less: agency commissions ....................       (43,858)         (14,597)               --                       --
                                               ------------     ------------       -----------             ------------
Net revenues ................................       350,265          148,976           (14,043)                      --
Operating expenses excluding
 depreciation and amortization ..............       208,510           97,076            (1,400)(8)                   --
Depreciation and amortization ...............       147,744           37,875           (12,356)(8)                1,471 (14)
                                                                                         69,795(9)
Corporate general and
 administrative .............................        17,814            6,814                --                       --
Stock option compensation....................            --            2,045                --                       --
Merger, nonrecurring and systems
 development expense ........................        28,979            2,548            (1,137)(10)                  --
                                               ------------     ------------       -----------             ------------
Operating income (loss) .....................       (52,782)           2,618           (68,945)                  (1,471)
Interest expense ............................        89,023           45,277            (4,500)(8)                1,575 (15)
                                                                                           438 (11)
Interest income .............................        (4,631)            (232)            4,500 (8)                   --
Gain on disposition of
 representation contracts ...................        (3,603)              --                --                       --
Other (income) expense.......................            --              467                --                       --
                                               ------------     ------------       -----------             ------------

Other (income) expense net ..................        80,789           45,512               438                    1,575
                                               ------------     ------------      ------------             ------------
Income (loss) before income
 taxes ......................................      (133,571)         (42,894)          (69,383)                  (3,046)
Income tax expense (benefit) ................       (30,126)         (12,987)          (24,284)(12)              (1,066)(16)
Dividends and accretion on preferred
 stock of subsidiary.........................            --            6,899                --                       --
                                               ------------     ------------      ------------             ------------

Income (loss) ...............................      (103,445)         (36,806)          (45,099)                  (1,980)
Preferred stock dividends ...................         6,417               --                --                       --
                                               ------------     ------------      ------------             ------------
Income (loss) attributable to
 common stockholders ........................  $   (109,862)    $    (36,806)     $    (45,099)            $     (1,980)
                                               ============     ============      ============             ============
Basic and diluted loss per common
 share ......................................  $      (0.77)
                                               ============
Weighted average common shares
 outstanding(17).............................       142,960                             53,324
                                               ============                       ============

                                                COMPANY AS
                                                 ADJUSTED
                                                 FOR THE
                                                 CAPSTAR
                                                 MERGER
                                                 AND THE         OTHER
THREE MONTHS ENDED                               PHOENIX       COMPLETED         COMPANY
MARCH 31, 1999                                 ACQUISITION   TRANSACTION(17)    PRO FORMA
------------------                             ------------  ---------------  ------------
Gross revenues ..............................  $    543,653   $         --    $    543,653
Less: agency commissions ....................       (58,455)            --         (58,455)
                                               ------------   ------------    ------------
Net revenues ................................       485,198             --         485,198
Operating expenses excluding
 depreciation and amortization ..............       304,186             --         304,186
Depreciation and amortization ...............       244,529             --         244,529

Corporate general and
 administrative .............................        24,628             --          24,628
Stock option compensation....................         2,045             --           2,045
Merger, nonrecurring and systems
 development expense ........................        30,390             --          30,390
                                               ------------   ------------    ------------
Operating income (loss) .....................      (120,580)            --        (120,580)
Interest expense ............................       131,813           (368)        131,445

Interest income .............................          (363)            --            (363)
Gain on disposition of
 representation contracts ...................        (3,603)            --          (3,603)
Other (income) expense.......................           467             --             467
                                               ------------   ------------    ------------

Other (income) expense net ..................       128,314           (368)        127,946
                                               ------------   ------------    ------------
Income (loss) before income
 taxes ......................................      (248,894)           368        (248,526)
Income tax expense (benefit) ................       (68,463)           129         (68,334)
Dividends and accretion on preferred
 stock of subsidiary.........................         6,899             --           6,899
                                               ------------   ------------    ------------

Income (loss) ...............................      (187,330)           239        (187,091)
Preferred stock dividends ...................         6,417             --           6,417
                                               ------------   ------------    ------------
Income (loss) attributable to
 common stockholders ........................  $   (193,747)  $        239    $   (193,508)
                                               ============   ============    ============
Basic and diluted loss per common
 share ......................................  $      (0.99)                  $      (0.99)
                                               ============                   ============
Weighted average common shares
 outstanding(18).............................       196,284                        196,284
                                               ============                   ============

      See accompanying notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO THE UNAUDITED PRO FORMA BALANCE SHEET RELATED TO CAPSTAR AS ADJUSTED FOR THE COMPLETED CAPSTAR TRANSACTIONS

     (1) The historical balance sheet of Capstar at March 31, 1999 and the pro forma adjustments related to the completed Capstar transactions are summarized below:

                                                                      CAPSTAR AS
                                                      PRO FORMA      ADJUSTED FOR
                                                   ADJUSTMENTS FOR       THE
                                      CAPSTAR       THE COMPLETED     COMPLETED
                                     HISTORICAL        CAPSTAR         CAPSTAR
                                     AT 3/31/99      TRANSACTIONS    TRANSACTIONS
                                    ------------   ---------------   ------------
ASSETS:
Current assets....................   $  127,957       $  6,885 (a)    $  134,842
Property and equipment, net.......      252,004         11,706 (a)       263,710
Intangible assets, net............    4,210,887        203,116 (a)     4,414,003
Other assets......................       37,837          7,500 (a)        45,337
                                     ----------       --------        ----------
         Total assets.............   $4,628,685       $229,207        $4,857,892
                                     ==========       ========        ==========

LIABILITIES AND STOCKHOLDERS'
  EQUITY:
Current liabilities:
Accounts payable and accrued
  expenses........................   $   85,860       $  4,527 (a)    $   90,387
Current portion of long-term
  debt............................       39,891             --            39,891
                                     ----------       --------        ----------
         Total current
           liabilities............      125,751          4,527           130,278
Long-term debt, excluding current
  portion.........................    1,769,923        191,955 (a)     1,985,878
                                                        24,000 (b)
Deferred tax liabilities..........    1,149,563         33,573 (a)     1,183,136
Other liabilities.................           --           (848)(a)          (848)
                                     ----------       --------        ----------
         Total liabilities........    3,045,237        253,207         3,298,444
Redeemable preferred stock........      269,267             --           269,267

STOCKHOLDERS' EQUITY:
Common stock......................        1,076             --             1,076
Additional paid-in capital........    1,504,144         13,221 (c)     1,517,365
Stock subscriptions receivable....       (2,773)            --            (2,773)
Unearned compensation.............       (4,397)            --            (4,397)
Accumulated deficit...............     (183,869)       (24,000)(b)      (221,090)
                                                       (13,221)(c)
                                     ----------       --------        ----------
         Total stockholders'
           equity.................    1,314,181        (24,000)        1,290,181
                                     ----------       --------        ----------
         Total liabilities and
           stockholders' equity...   $4,628,685       $229,207        $4,857,892
                                     ==========       ========        ==========

-------------------------

(a) Reflects the completed Capstar transactions as follows:

                                                                  PURCHASE PRICE ALLOCATION                               FINANCING
                               -----------------------------------------------------------------------------------------  ----------
                                                    PROPERTY                                                               INCREASE
                                                      AND     INTANGIBLE                        DEFERRED                  (DECREASE)
COMPLETED CAPSTAR              PURCHASE  CURRENT   EQUIPMENT,  ASSETS,    OTHER     CURRENT        TAX           OTHER     IN LONG-
TRANSACTIONS                    PRICE    ASSETS      NET(i)    NET(ii)    ASSETS  LIABILITIES  LIABILITIES    LIABILITIES TERM DEBT
-----------------              --------  -------   ---------- ----------  ------  -----------  -----------    ----------- ----------
Triathlon Acquisition(iii)...  $201,955  $ 8,795    $16,158    $216,910   $   --    $(5,891)    $(33,573)(iv)   $ (444)    $201,955
Other Triathlon
  Transactions(v)............   (10,000)  (1,910)    (4,452)    (13,794)   7,500      1,364           --         1,292      (10,000)
                               --------  -------    -------    --------   ------    -------     --------        ------     --------
        Total................  $191,955  $ 6,885    $11,706    $203,116   $7,500    $(4,527)    $(33,573)       $  848     $191,955
                               ========  =======    =======    ========   ======    =======     ========        ======     ========

(i) The amounts allocated to net property and equipment are based on preliminary appraisals provided by the management of Capstar.

(ii) Capstar, on a preliminary basis, has allocated the intangible assets resulting from the Triathlon acquisition to broadcast licenses and goodwill with estimated average lives of 40 years. The amounts allocated are preliminary and are based upon historical information from prior radio acquisitions.

(iii) On April 30, 1999, Capstar acquired 22 FM and 10 AM radio stations and related broadcast equipment through the acquisition of Triathlon Broadcasting Company ("Triathlon") for an aggregate purchase price of approximately $201,955 which included (a) the conversion of each outstanding share of each class of Triathlon common stock into the right to receive $13.00 in cash, resulting in cash payments of approximately $63,688; (b) the conversion of each outstanding depositary share of Triathlon, representing one-tenth interest in a share of Triathlon's 9% mandatory convertible preferred stock, into the right to receive $10.83 in cash, resulting in cash payments of approximately $63,182 plus accrued and unpaid dividends of $443; (c) additional consideration of $0.11 per depositary share based upon the average closing price for Triathlon's common stock for the twenty days prior to the closing related to the settlement of a depositary shareholder lawsuit on February 12, 1999, resulting in cash payments of $642; (d) the conversion of each outstanding share of Triathlon's Series B convertible preferred stock into the right to receive $.01 in cash, resulting in cash payments of approximately $6;
      (e) the conversion to cash of warrants, stock options, and stock appreciation rights resulting in cash payments of approximately $2,650;
      (f) the assumption of long-term debt of $62,485 and (g) estimated acquisition costs of $8,859. Triathlon operated radio stations in six markets: Wichita, Kansas; Colorado Springs, Colorado; Lincoln, Nebraska; Omaha, Nebraska; Spokane, Washington; and Tri-Cities, Washington.

(iv) Reflects a deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of assets acquired in the stock acquisition of Triathlon.

(v) In order to consummate the Triathlon acquisition, Capstar was required to dispose of KSPZ-FM (owned by Triathlon) in the Colorado Springs market and KNSS-AM (owned by Capstar) and KFH-AM, KEYN-FM, KQAM-AM and KWSJ-FM (owned by Triathlon) in the Wichita, Kansas market. Capstar entered into an exchange agreement and an asset purchase agreement with Citadel Broadcasting Company wherein, upon consummation of the Triathlon acquisition, Capstar exchanged KSPZ-FM for KKLI-FM in Colorado Springs, Colorado and sold stations KTWK-AM and KVOR-AM in Colorado Springs, Colorado and KEYF-FM and KEYF-AM in Spokane, Washington (all of which were owned by Triathlon) for approximately $10,000 in cash. Prior to consummation of the Triathlon acquisition, Triathlon sold Pinnacle Sports Productions, LLC. Upon consummation of the Triathlon acquisition, the Wichita, Kansas stations were placed in a trust pending the sale of the stations. The trustee is actively seeking the sale of the Wichita, Kansas stations. Capstar also contributed the Muzak affiliate territory in Omaha, Nebraska acquired as part of the Triathlon acquisition to Muzak Holdings LLC in exchange for an additional 2.74% voting interest in Muzak Holdings LLC.

(b) Reflects additional bank borrowings of $24,000 required to finance estimated financial advisory and other expenses to be incurred by Capstar in connection with the Capstar merger. This amount includes $10,000 that was paid in cash to Hicks, Muse, Tate & Furst Incorporated ("Hicks Muse") at the closing of the merger. Hicks Muse also received options to purchase 969,616 shares of AMFM Inc. common stock at an exercise price of $52.00 per share, with the exercisability of the options generally conditioned upon the average fair market value of AMFM Inc. common stock, calculated on a daily basis, being equal to or exceeding $100.00 per share for a period of 30 consecutive trading days during the five year period following the merger.

(c) Reflects the adjustment to record estimated stock option compensation expense of $13,221 relating to the vesting of certain executive warrants in connection with the Capstar merger.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE CAPSTAR MERGER

     (2) Merger Purchase Price Information. In connection with the Capstar merger, each outstanding share of Capstar common stock was converted into the right to receive 0.4955 shares of the combined entity. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of common stock is calculated by using $44.75 per share which is based on the market price of AMFM Inc. (formerly Chancellor Media Corporation) common stock on the announcement date of the Capstar merger on August 26, 1998. The aggregate purchase price is summarized below:

    EXCHANGE OF CAPSTAR COMMON STOCK:
    Shares of Capstar common stock outstanding..................  107,616,456
    Exchange ratio..............................................       0.4955
                                                                  -----------
    Shares of AMFM Inc. common stock issued in connection
      with the Capstar merger...................................   53,323,954
                                                                  ===========
    AGGREGATE PURCHASE PRICE:
    Estimated fair value of common stock to be issued in
      connection with the Capstar merger (53,323,954 shares @
      $44.75 per share).........................................                $2,386,247
    Capstar debt and equity assumed at fair values:
      Long-term debt outstanding:
         Capstar Credit Facility................................    1,151,955
         12 3/4% Senior Discount Notes due 2009.................      232,680
         9 1/4% Senior Subordinated Notes due 2007..............      202,580
         10 3/4% Senior Subordinated Notes due 2006.............      330,195
         11 3/8% Senior Subordinated Notes due 2000.............          566
         Note payable to affiliate..............................      150,000
         Capital lease obligation and other notes payable.......        6,381
                                                                  -----------
      Total long-term debt outstanding..........................                 2,074,357
      12% senior exchangeable preferred stock...................                   142,352
      12 5/8% Series E cumulative exchangeable preferred
         stock..................................................                   162,877
      Stock options and warrants issued by Capstar..............                    90,951
    Financial advisors, legal, accounting and other transaction
      costs.....................................................                    25,000
    Estimated fair value of stock options issued to Hicks
      Muse for financial advisory and other transaction costs...                    21,700
                                                                                ----------
    Aggregate purchase price....................................                $4,903,484
                                                                                ==========

     To record the aggregate purchase price of the Capstar merger and eliminate certain Capstar historical balances as follows:



                                                           ELIMINATION
                                                            OF CAPSTAR
                                                            HISTORICAL
                                                             BALANCES
                                                           AS ADJUSTED
                                                             FOR THE
                                              PURCHASE      COMPLETED       CAPSTAR
                                                PRICE        CAPSTAR        MERGER         NET
                                             ALLOCATION    TRANSACTIONS    FINANCING    ADJUSTMENT
                                             -----------   ------------   -----------   ----------
    Current assets.........................  $   134,842   $  (134,842)   $        --   $       --
    Property and equipment, net(a).........      263,710      (263,710)            --           --
    Intangible assets(a)...................    6,065,666    (4,414,003)            --    1,651,663
    Other assets...........................       45,337       (45,337)            --           --
    Current liabilities....................      (90,387)       90,387             --           --
    Long-term debt(b)......................           --     2,025,769     (2,099,357)     (73,588)
    Deferred tax liability(c)..............   (1,519,305)    1,183,136             --     (336,169)
    Other liabilities......................          848          (848)            --           --
    Redeemable preferred stock(d)..........           --       269,267       (305,229)     (35,962)
    Common stock(e)........................           --         1,076           (533)         543
    Additional paid-in capital(f)..........           --     1,517,857     (2,498,365)    (980,508)
    Stock subscription receivable..........        2,773        (2,773)            --           --
    Unearned compensation..................           --        (4,397)            --       (4,397)
    Accumulated deficit....................           --      (221,582)            --     (221,582)
                                             -----------   -----------    -----------   ----------
    Aggregate purchase price...............  $ 4,903,484   $        --    $(4,903,484)  $       --
                                             ===========   ===========    ===========   ==========

-------------------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. The Company, on a preliminary basis, has allocated $4,546,361 of intangible assets to broadcast licenses and $1,519,305 to goodwill, each with an estimated average life of 15 years. This preliminary allocation is based upon historical information from prior radio acquisitions.

(b) Reflects the adjustment to record debt assumed or incurred by the Company including (i) the fair value of Capstar's long-term debt of $2,074,357 and (ii) additional bank borrowings of $25,000 required to finance estimated financial advisors, legal, accounting and other transaction costs.

(c) Reflects the adjustment to record a $1,519,305 deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of Capstar acquired assets.

(d) Reflects the adjustment to record the estimated fair value of redeemable preferred stock to be assumed by the Company including (i) Capstar's 12% senior exchangeable preferred stock of $142,352 and (ii) Capstar's
        12 5/8% series E cumulative exchangeable preferred stock of $162,877.

(e) Reflects 53,323,954 shares of AMFM Inc. common stock at a par value of $0.01 to be issued in connection with the Capstar merger.

(f) Reflects additional paid-in capital of $2,385,714 related to 53,323,954 shares of AMFM Inc. common stock issued in connection with the Capstar merger, the fair value of stock options and warrants assumed by AMFM Inc. of $90,951 and the fair value of stock options issued to Hicks Muse of $21,700. The fair value of the Capstar stock options and warrants was estimated using the Black-Scholes option pricing model and the Capstar merger exchange ratio of 0.4955 applied to Capstar's outstanding options and warrants and exercise prices.

         At March 31, 1999, Capstar had 4,034,336 options outstanding with exercise prices ranging from $7.10 to $21.63 and 2,696,406 warrants outstanding with exercise prices ranging from $14.00 to $18.10.

     (3) Reflects the elimination of the $150,000 Capstar loan in connection with the Capstar merger. The Company made this loan to Capstar on May 29, 1998.


ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PHOENIX ACQUISITION

     (4) On July 1, 1999, the Company acquired KKFR-FM and KFYI-AM in Phoenix from The Broadcast Group, Inc. for $90,000 in cash plus various other direct acquisition costs. Reflects the Phoenix Acquisition as follows:

                            PURCHASE PRICE ALLOCATION          FINANCING
                       ------------------------------------    ----------
                                    PROPERTY                    INCREASE
                                       AND       INTANGIBLE        IN
                       PURCHASE    EQUIPMENT,     ASSETS,      LONG-TERM
                         PRICE       NET(a)        NET(b)         DEBT
                       ----------  -----------   ----------    ----------
Phoenix Acquisition...  $90,000     $1,750        $88,250       $90,000

-------------------------

(a) The Company has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the company acquired.

(b) The Company, on a preliminary basis, has allocated the intangible assets to broadcast licenses with an estimated average life of 15 years. The amounts are based upon historical information from prior acquisitions.

ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE OTHER COMPLETED TRANSACTIONS

     (5) Reflects the other significant completed transaction that was completed after March 31, 1999 as follows:

                                                 PURCHASE PRICE ALLOCATION                           FINANCING
                            --------------------------------------------------------------------   -------------
  OTHER                                   PROPERTY AND    INTANGIBLE    DEFERRED                    DECREASE IN
COMPLETED                                  EQUIPMENT,      ASSETS,         TAX       ACCUMULATED     LONG-TERM
TRANSACTION                 SALES PRICE        NET           NET       LIABILITIES     DEFICIT         DEBT
-----------                 -----------   -------------   ----------   -----------   -----------   -------------
Chicago Disposition(a)....   $(21,000)       $(2,067)      $(4,467)      $(5,063)      $(9,403)      $(21,000)


-------------------------

     (a) On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash and recognized a pre-tax gain of $14,466. The Company had previously entered into a time brokerage agreement effective September 10, 1998 to sell substantially all of the broadcast time of WMVP-AM pending completion of the sale. The amounts allocated to accumulated deficit and deferred tax liabilities represent the gain on the disposition of WMVP-AM, net of taxes of $5,063.

(6) The Company began operating KKFR-FM and KFYI-AM in Phoenix under a time brokerage agreement effective November 5, 1998. Therefore, the results of operations of KKFR-FM and KFYI-AM are included in the Company's historical operations subsequent to this date during 1998 and for the three months ended March 31, 1999.

     The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM in Chicago effective September 10, 1998. Therefore, the results of operations of WMVP-AM are excluded from the Company's historical operations subsequent to this date during 1998 and for the three months ended March 31, 1999.

ADJUSTMENTS TO CAPSTAR'S HISTORICAL CONDENSED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CAPSTAR TRANSACTIONS

(7) Capstar's historical condensed statement of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 and pro forma adjustments related to the completed Capstar transactions is summarized below:


                                                                      PRO FORMA       CAPSTAR
                                                                     ADJUSTMENTS    AS ADJUSTED
                                                       COMPLETED       FOR THE        FOR THE
                                                        CAPSTAR       COMPLETED      COMPLETED
YEAR ENDED                               CAPSTAR     TRANSACTIONS      CAPSTAR        CAPSTAR
DECEMBER 31, 1998                       HISTORICAL   HISTORICAL(A)   TRANSACTIONS   TRANSACTIONS
-----------------                       ----------   -------------   ------------   ------------
Gross revenues........................   $568,050      $ 155,839       $     --      $ 723,889
Less: agency commissions..............    (50,583)       (15,590)            --        (66,173)
                                         --------      ---------       --------      ---------
Net revenues..........................    517,467        140,249             --        657,716
Operating expenses excluding
  depreciation and amortization.......    304,565         74,240             --        378,805
Depreciation and amortization.........     96,207         17,662         25,396 (B)    139,265
Corporate general and
  administrative......................     23,678          5,317             --         28,995
Stock option compensation.............     21,260         74,340        (74,199)(C)     21,401
LMA fees..............................      4,103            697         (4,800)(D)         --
Other nonrecurring costs..............     12,970         35,318        (11,255)(E)     20,433
                                                                        (16,600)(F)
                                         --------      ---------       --------      ---------
Operating income (loss)...............     54,684        (67,325)        81,458         68,817
Interest expense......................    121,145         37,502         18,815 (G)    177,462
Interest income.......................     (3,423)          (419)            --         (3,842)
Loss on investments in limited
  liability companies.................     28,565             --             --         28,565
Other (income) expense................        183          4,501         (3,163)(H)      1,521
                                         --------      ---------       --------      ---------
Income (loss) before income taxes.....    (91,786)      (108,909)        65,806       (134,889)
Income tax expense (benefit)..........    (24,317)           210        (15,002)(I)    (39,109)
Dividends and accretion on preferred
  stock of subsidiary.................     21,987             --         17,264 (J)     25,586
                                                                        (13,665)(K)
                                         --------      ---------       --------      ---------
Net income (loss).....................    (89,456)      (109,119)        77,209       (121,366)
Preferred stock dividends.............         --         22,771        (17,264)(J)         --
                                                                         (5,507)(L)
                                         --------      ---------       --------      ---------
Income (loss) attributable to common
  stockholders........................   $(89,456)     $(131,890)      $ 99,980      $(121,366)
                                         ========      =========       ========      =========



                                                                      PRO FORMA       CAPSTAR
                                                                     ADJUSTMENTS    AS ADJUSTED
                                                       COMPLETED       FOR THE        FOR THE
                                                        CAPSTAR       COMPLETED      COMPLETED
THREE MONTHS ENDED                       CAPSTAR     TRANSACTIONS      CAPSTAR        CAPSTAR
MARCH 31, 1999                          HISTORICAL   HISTORICAL(A)   TRANSACTIONS   TRANSACTIONS
------------------                      ----------   -------------   ------------   ------------
Gross revenues........................   $155,721       $ 7,852         $    --       $163,573
Less: agency commissions..............    (13,716)         (881)             --        (14,597)
                                         --------       -------         -------       --------
Net revenues..........................    142,005         6,971              --        148,976
Operating expenses excluding
  depreciation and amortization.......     92,186         4,890              --         97,076
Depreciation and amortization.........     36,439           994             442 (B)     37,875
Corporate general and
  administrative......................      6,306           508              --          6,814
Stock option compensation.............      2,002            43              --          2,045
LMA fees..............................        319            --            (319)(D)         --
Other nonrecurring costs..............      2,548            --              --          2,548
                                         --------       -------         -------       --------
Operating income (loss)...............      2,205           536            (123)         2,618
Interest expense......................     40,958         1,297           3,022 (G)     45,277
Interest income.......................       (216)          (16)             --           (232)
Other (income) expense................        145           322              --            467
                                         --------       -------         -------       --------
Income (loss) before income taxes.....    (38,682)       (1,067)         (3,145)       (42,894)
Income tax expense (benefit)..........    (13,640)           --             653 (I)    (12,987)
Dividends and accretion on preferred
  stock of subsidiary.................      6,899            --              --          6,899
                                         --------       -------         -------       --------
Net income (loss).....................    (31,941)       (1,067)         (3,798)       (36,806)
Preferred stock dividends.............         --         1,377          (1,377)(L)         --
                                         --------       -------         -------       --------
Income (loss) attributable to common
  stockholders........................   $(31,941)      $(2,444)        $(2,421)      $(36,806)
                                         ========       =======         =======       ========

(A) The detail of the historical financial data of significant stations to be acquired or disposed of in the completed transactions by Capstar for the year ended December 31, 1998 and the three months ended March 31, 1999 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                  OTHER
                                 PATTERSON         SFX             SFX                           OTHER       COMPLETED
                                ACQUISITION    ACQUISITION    TRANSACTIONS      TRIATHLON      TRIATHLON      CAPSTAR
          YEAR ENDED            HISTORICAL     HISTORICAL      HISTORICAL      HISTORICAL     TRANSACTIONS  TRANSACTIONS
      DECEMBER 31, 1998         1/1-1/29(i)   1/1-5/29(ii)    1/1-5/29(iii)   1/1-12/31(iv)   1/1-12/31(v)   HISTORICAL
      -----------------         -----------   -------------   -------------   -------------   ------------  ------------
Gross revenues................    $ 3,853       $ 141,369       $(24,457)        $45,025        $(9,951)     $ 155,839
Less: agency commissions......       (350)        (16,692)         5,430          (4,442)           464        (15,590)
                                  -------       ---------       --------         -------        -------      ---------
Net revenues..................      3,503         124,677        (19,027)         40,583         (9,487)       140,249
Operating expenses excluding
 depreciation and
 amortization.................      2,523          78,235        (26,309)         26,727         (6,936)        74,240
Depreciation and
 amortization.................        497          17,668         (4,875)          4,794           (422)        17,662
Corporate general and
 administrative...............        171           3,069             --           2,077             --          5,317
Stock option compensation.....         --          74,199             --             141             --         74,340
LMA fees......................         --             697             --              --             --            697
Other nonrecurring costs......         --          35,318             --              --             --         35,318
                                  -------       ---------       --------         -------        -------      ---------
Operating income (loss).......        312         (84,509)        12,157           6,844         (2,129)       (67,325)
Interest expense..............        645          30,867             (4)          5,994             --         37,502
Interest income...............         --            (352)            --             (67)            --           (419)
Other expense.................      3,163              --            145           1,193             --          4,501
                                  -------       ---------       --------         -------        -------      ---------
Income (loss) before income
 taxes........................     (3,496)       (115,024)        12,016            (276)        (2,129)      (108,909)
Income tax expense............         --             210             --              --             --            210
                                  -------       ---------       --------         -------        -------      ---------
Net income (loss).............     (3,496)       (115,234)        12,016            (276)        (2,129)      (109,119)
Preferred stock dividends.....         --          17,264             --           5,507             --         22,771
                                  -------       ---------       --------         -------        -------      ---------
Income (loss) attributable to
 common stockholders..........    $(3,496)      $(132,498)      $ 12,016         $(5,783)       $(2,129)     $(131,890)
                                  =======       =========       ========         =======        =======      =========

                                                  OTHER           COMPLETED
                                 TRIATHLON      TRIATHLON          CAPSTAR
      THREE MONTHS ENDED         HISTORICAL    ACQUISITIONS      TRANSACTIONS
        MARCH 31, 1999          1/1-3/31(iv)   1/1-3/31(v)        HISTORICAL
      ------------------        ------------   ------------      ------------
Gross revenues................    $10,699        $(2,847)          $ 7,852
Less: agency commissions......       (968)            87              (881)
                                  -------        -------           -------
Net revenues..................      9,731         (2,760)            6,971
Operating expenses excluding
  depreciation and
  amortization................      6,819         (1,929)            4,890
Depreciation and
  amortization................      1,202           (208)              994
Corporate general and
  administrative..............        508             --               508
Stock option compensation.....         43             --                43
LMA fees......................         --             --                --
Other nonrecurring costs......         --             --                --
                                  -------        -------           -------
Operating income (loss).......      1,159           (623)              536
Interest expense..............      1,297             --             1,297
Interest income...............        (16)            --               (16)
Other expense.................        322             --               322
                                  -------        -------           -------
Income (loss) before income
  taxes.......................       (444)          (623)           (1,067)
Income tax expense............         --             --                --
                                  -------        -------           -------
Net income (loss).............       (444)          (623)           (1,067)
Preferred stock dividends.....      1,377             --             1,377
                                  -------        -------           -------
Income (loss) attributable to
  common stockholders.........    $(1,821)       $  (623)          $(2,444)
                                  =======        =======           =======

---------------

(i) In January 1998, Capstar acquired 39 radio stations (25 FM and 14 AM) from Patterson Broadcasting, Inc. for approximately $227,186 in cash.

(ii) On May 29, 1998, Capstar acquired SFX, a radio broadcasting company which owned 81 radio stations (60 FM and 21 AM) and operated two additional radio stations (1 FM and 1 AM) under time brokerage or joint sales agreements (the "SFX Acquisition"). The acquisition was effected through the merger of a wholly owned subsidiary of Capstar with and into SFX, with SFX surviving the merger as a wholly owned subsidiary of Capstar. The total consideration paid for all of the outstanding common equity interest of SFX was approximately $1,279,656, including direct costs of the acquisition.

(iii) Other SFX transactions include the following transactions related to stations acquired by Capstar from SFX on May 29, 1998:

     (a) On February 20, 1998, the Company entered into an agreement to acquire from Capstar KTXQ-FM and KBFB-FM in Dallas/Ft. Worth, KODA-FM, KKRW-FM and KQUE-AM in Houston, KPLN-FM and KYXY-FM in San Diego and WPHH-FM, WJJJ-FM, WXDX-FM and WDVE-FM in Pittsburgh (collectively, the "Capstar/SFX Stations") for an aggregate purchase price of approximately $637,500 in a series of purchases and exchanges over a period of three years (the "Capstar/SFX Transaction"). In connection with the Capstar/SFX Transaction, Capstar entered into a time brokerage agreement with the Company to sell substantially all of the broadcasting time of ten of the Capstar/SFX Stations (9 FM and 1 AM) effective May 29, 1998 pending consummation of the Capstar merger. Reflects the adjustment to eliminate the results of operations of the Capstar/SFX Stations operated by the Company under time brokerage agreements and to record the related time brokerage (LMA) fee revenue of $20,594 for the period January 1, 1998 to May 29, 1998.

     (b) In connection with the SFX Acquisition, Capstar was required to dispose of certain stations acquired from SFX due to governmental restrictions on multiple station ownership. On May 29, 1998, Capstar completed the following disposition and exchange transactions to comply with the multiple ownership rules:

          -the sale of one FM station in Houston, Texas to HBC Houston, Inc. for approximately $54,000;

          -the sale of four radio stations (3 FM and 1 AM) in Long Island, New
           York to Cox Radio, Inc. for approximately $46,000;

          -the sale of four radio stations (3 FM and 1 AM) in Greenville, South
           Carolina to Clear Channel Radio, Inc. for approximately $35,000;

          -the sale of one FM station in Daytona Beach, Florida to Clear Channel
           Metroplex, Inc. for approximately $11,500;

          -the assignment of four radio stations (2 FM and 2 AM) in Fairfield, Connecticut with an aggregate fair market value of $15,000 to a trust pending the sale to a third party; and

          -the exchange of KODA-FM in Houston, Texas to the Company for two FM stations in Jacksonville, Florida (valued at $53,000) and $90,250 in cash, which was used by Capstar to acquire three stations (2 FM and 1
           AM) in Austin, Texas through a qualified intermediary.

      Reflects the adjustment to eliminate the results of operations of the SFX stations disposed by Capstar and to record the results of operations for the stations received in the exchange transaction for the period January 1, 1998 to May 29, 1998.

(iv) On April 30, 1999, Capstar acquired Triathlon for an aggregate purchase price of approximately $201,955. Triathlon then operated 32 radio stations (22 FM and 10 AM) in six markets: Wichita, Kansas; Colorado Springs, Colorado; Lincoln, Nebraska; Omaha, Nebraska; Spokane, Washington; and Tri-Cities, Washington.

(v) In order to consummate the acquisition of Triathlon, Capstar was required to dispose of KSPZ-FM (owned by Triathlon) in the Colorado Springs market and KNSS-AM (owned by Capstar Broadcasting) and KFH-AM, KEYN-FM, KQAM-AM and KWSJ-FM (owned by Triathlon) in the Wichita, Kansas market. Capstar entered into an exchange agreement and an asset purchase agreement with Citadel Broadcasting Company wherein, upon consummation of the Triathlon acquisition, Capstar exchanged KSPZ-FM for KKLI-FM in Colorado Springs, Colorado and sold stations KTWK-AM and KVOR-AM in Colorado Springs, Colorado and KEYF-FM and KEYF-AM in Spokane, Washington (all of which were owned by Triathlon) for approximately $10,000 in cash. Prior to consummation of the Triathlon acquisition, Triathlon sold Pinnacle Sports Productions, LLC. Upon consummation of the Triathlon acquisition, the Wichita, Kansas stations were placed in a trust pending the sale of the stations. The trustee is actively seeking the sale of the Wichita, Kansas stations. Capstar also contributed the Muzak affiliate territory in Omaha, Nebraska acquired as part of the Triathlon Acquisition to Muzak Holdings LLC in exchange for an additional 2.74% voting interest in Muzak Holdings LLC.

(B) Reflects incremental amortization related to the completed transactions and is based on the following allocation to intangible assets:

                                      INCREMENTAL                                  HISTORICAL    ADJUSTMENT
        COMPLETED TRANSACTIONS        AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
     YEAR ENDED DECEMBER 31, 1998      PERIOD(i)     ASSETS, NET     EXPENSE        EXPENSE       INCREASE
     ----------------------------     ------------   -----------   ------------   ------------   ----------
   Patterson Acquisition............    1/1-1/29     $  268,219      $   540        $   356       $   184
   SFX Acquisition..................    1/1-5/29      3,194,742       33,057          9,515        23,542
   Triathlon Acquisition............   1/1-12/31        216,910        5,423          3,408         2,015
   Other Triathlon Transactions.....   1/1-12/31        (13,794)        (345)            --          (345)
                                                     ----------      -------        -------       -------
                                                     $3,666,077      $38,675        $13,279       $25,396
                                                     ==========      =======        =======       =======

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
         COMPLETED TRANSACTIONS        AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
   THREE MONTHS ENDED MARCH 31, 1999    PERIOD(i)     ASSETS, NET     EXPENSE        EXPENSE       INCREASE
   ---------------------------------   ------------   -----------   ------------   ------------   ----------
   Triathlon Acquisition.............    1/1-3/31      $216,910        $1,356          $828         $  528
   Other Triathlon Transactions......    1/1-3/31       (13,794)          (86)           --            (86)
                                                       --------        ------          ----         ------
                                                       $203,116        $1,270          $828         $  442
                                                       ========        ======          ====         ======

---------------

      (i) The incremental amortization period represents the period of the year that the acquisition was not completed. Intangible assets consist of broadcast licenses of $3,632,504 for 1998 and $169,543 for 1999 and goodwill of $33,573 for 1998 and 1999 resulting from the recognition of deferred tax liabilities in connection with the Triathlon acquisition and are amortized on a straight-line basis over estimated average lives of 40 years. Actual amortization may differ based upon final purchase price allocations.

(C) Reflects the elimination of non-recurring transaction-related compensation expense of $74,199 attributable to the voluntary settlement of the outstanding options, SARs and unit purchase options by SFX in connection with Capstar's acquisition of SFX.

(D) Reflects the elimination of $4,800 of time brokerage (LMA) fees for the year ended December 31, 1998, of which $4,103 were paid by Capstar and $697 by SFX, and $319 of time brokerage (LMA) fees paid by Capstar for the three months ended March 31, 1999 related to acquired radio stations that were previously operated under time brokerage agreements.

(E) Reflects the elimination of non-recurring transaction-related charges of $11,255 recorded by SFX in connection with Capstar's acquisition of SFX and the spin-off of SFX Entertainment, Inc. These charges consist primarily of legal, accounting and regulatory fees.

(F) Reflects the elimination of the consent solicitation payments to the holders of the 10 3/4% Senior Subordinated Notes due 2006 and 12 5/8% series E cumulative exchangeable preferred stock of SFX incurred in connection with the spin-off of SFX Entertainment of $16,600. The spin-off of SFX Entertainment was consummated in April 1998.

(G) Reflects the adjustment to interest expense in connection with the consummation of the completed Capstar transactions:

                                                                              THREE MONTHS
                                                            YEAR ENDED           ENDED
                                                         DECEMBER 31, 1998   MARCH 31, 1999
                                                         -----------------   --------------
  Additional bank borrowings related to completed
    acquisitions.......................................     $1,554,027          $191,955

  Additional bank borrowings related to estimated
    financial advisors, legal, accounting and other
    professional fees..................................         24,000            24,000
                                                            ----------          --------
                                                             1,578,027           215,955
                                                            ----------          --------
  Interest expense at 8.00%............................     $  126,242          $  4,319
  Less: historical interest expense recognized
    subsequent to completed acquisition................        (69,925)               --
                                                            ----------          --------
  Incremental interest expense.........................         56,317             4,319
  Less: historical interest expense recognized by the
    acquired company...................................        (37,502)           (1,297)
                                                            ----------          --------
  Net increase in interest expense.....................     $   18,815          $  3,022
                                                            ==========          ========

(H) Adjustment represents the elimination of $3,163 of transaction expenses recorded by Patterson in connection with Capstar's acquisition of Patterson.

(I)   Reflects the tax effect of the pro forma adjustments.

(J) Reclassification of SFX's historical preferred stock dividends of $17,264 to Capstar's dividends on preferred stock of subsidiaries.

(K) Reflects the elimination of a portion of the redeemable preferred stock dividends related to the SFX Acquisition and the subsequent redemption of $119,600 and $500 liquidation preference on July 3, 1998 and July 10, 1998, respectively, of the 12 5/8% series E cumulative preferred stock of SFX as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
       Dividends on 6% series C redeemable preferred stock
        redeemed as part of the SFX Merger on May 29,
        1998................................................    $   (112)
       Dividends on 6 1/2% series D cumulative convertible
        exchangeable preferred stock redeemed as part of the
        SFX Merger on May 29, 1998..........................      (5,841)
       Dividends on 12 5/8% series E cumulative exchangeable
        preferred stock of $119,500 and $500 for the period
        January 1, 1998 to the redemption dates of July 3,
        1998 and July 10, 1998, respectively................      (7,712)
                                                                --------
       Total adjustment for net decrease in dividends and
        accretion...........................................    $(13,665)
                                                                ========

(L) Reflects the elimination of Triathlon's preferred stock dividends of $5,507 for the year ended December 31, 1998 and $1,377 for the three months ended March 31, 1999. The Triathlon preferred stock was redeemed in connection with Capstar's acquisition of Triathlon in 1999.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE CAPSTAR MERGER

(8) Reflects the elimination of intercompany transactions between the Company and Capstar for the Company's media representation services provided to Capstar, Capstar's participation in the Company's The AMFM Radio Networks, fees paid by the Company to Capstar under time brokerage (LMA) agreements and interest on Capstar's note payable to the Company of $150,000 for the year ended December 31, 1998 and the three months ended March 31, 1999.

(9) Reflects incremental amortization related to the Capstar merger and is based on the allocation of the total consideration as follows:

                                                                              THREE MONTHS
                                                                                 ENDED
                                                             YEAR ENDED        MARCH 31,
                                                          DECEMBER 31, 1998       1999
                                                          -----------------   ------------
Amortization expense on $6,065,666 of intangible
  assets................................................      $ 404,378         $101,094
Less: historical amortization expense...................       (116,323)         (31,299)
                                                              ---------         --------
Adjustment for net increase in amortization expense.....      $ 288,055         $ 69,795
                                                              =========         ========

     Historical depreciation expense of Capstar as adjusted for the completed Capstar transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(10) Reflects the elimination of financial advisory and other expenses of Capstar in connection with the Capstar merger of $8,000 for the year ended December 31, 1998 and $1,137 for the three months ended March 31, 1999.

(11) Reflects the adjustment to record interest expense of $1,750 for the year ended December 31, 1998 and $438 for the three months ended March 31, 1999 on additional bank borrowings related to estimated financial advisors, legal, accounting and other professional fees of $25,000 at 7.0%.

(12) Reflects the tax effect of the pro forma adjustments.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE PHOENIX ACQUISITION

(13) Reflects the elimination of revenue related to the time brokerage agreement between The Broadcast Group Inc. and the Company. The Company began operating KKFR-FM and KFYI-AM in Phoenix under the time brokerage agreement effective November 5, 1998.

(14) Reflects incremental amortization related to the assets acquired in the Phoenix Acquisition and is based on the allocation of the total consideration as follows:

                                INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
YEAR ENDED                      AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
DECEMBER 31, 1998                PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
-------------------             ------------   ----------   ------------   ------------   ----------
Phoenix Acquisition...........   1/1-12/31      $88,250        $5,883         $103          $5,780
                                                =======        ======         ====          ======

                                INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
THREE MONTHS ENDED              AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
MARCH 31, 1999                   PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
-------------------             ------------   ----------   ------------   ------------   ----------
Phoenix Acquisition...........    1/1-3/31      $88,250        $1,471          $--          $1,471
                                                =======        ======          ===          ======

-------------------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the acquisition was not completed.

     Historical depreciation expense for the Phoenix Acquisition is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(15) Reflects the adjustment to interest expense in connection with the consummation of the Phoenix Acquisition:

                                                                           THREE MONTHS
                                                             YEAR ENDED       ENDED
                                                            DECEMBER 31,    MARCH 31,
                                                                1998           1999
                                                            ------------   ------------
Interest expense on additional bank borrowings of $90,000
  related to the Phoenix Acquisition at 7.0%..............    $ 6,300        $  1,575

Less:  historical interest expense recognized by the
  acquired company........................................       (332)             --
                                                              -------        --------
Net increase in interest expense..........................    $ 5,968        $  1,575
                                                              =======        ========

(16) Reflects the tax effect of the pro forma adjustments.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE OTHER COMPLETED TRANSACTION

(17) The condensed combined statement of operations for the other completed transaction for the year ended December 31, 1998 and for the three months ended March 31, 1999 are summarized below:

                                                   CHICAGO          PRO FORMA
                                                 DISPOSITION     ADJUSTMENTS FOR        COMPANY
YEAR ENDED                                        HISTORICAL   THE OTHER COMPLETED     COMPLETED
DECEMBER 31, 1998                                1/1-12/31 (a)    TRANSACTION         TRANSACTION
-----------------                                ------------  -------------------    ------------
Gross revenues ..............................    $    (11,530)    $         --        $    (11,530)
Less: agency commissions ....................           1,221               --               1,221
                                                 ------------     ------------        ------------
Net revenues ................................         (10,309)              --             (10,309)
Operating expenses excluding
  depreciation and amortization .............         (13,271)              --             (13,271)
Depreciation and amortization ...............            (592)              --                (592)
Corporate general and
  administrative ............................              --               --                  --
                                                 ------------     ------------        ------------
Operating income (loss) .....................           3,554               --               3,554
Interest expense ............................              --           (1,470)(b)          (1,470)
Interest income .............................              --               --                  --
Other (income) expense ......................              --               --                  --
                                                 ------------     ------------        ------------
Income (loss) before income
  taxes .....................................           3,554            1,470               5,024
Income tax expense ..........................              --            1,758 (c)           1,758
Dividends and accretion on
  preferred stock of subsidiary .............              --               --                  --
                                                 ------------     ------------        ------------
Net income (loss) ...........................           3,554             (288)              3,266
Preferred stock dividends ...................              --               --                  --
                                                 ------------     ------------        ------------
Income (loss) attributable to
  common stockholders .......................    $      3,554     $       (288)       $      3,266
                                                 ============     ============        ============

                                                                PRO FORMA
                                                               ADJUSTMENTS
THREE MONTHS ENDED                                            FOR THE OTHER
MARCH 31, 1999                                           COMPLETED TRANSACTION
------------------                                       ----------------------
Gross revenues ..................................               $       --
Less: agency commissions ........................                       --
                                                                ----------
Net revenues ....................................                       --
Operating expenses excluding depreciation and
  amortization ..................................                       --
Depreciation and amortization ...................                       --
                                                                ----------
Operating income (loss) .........................                       --
Interest expense ................................                     (368)(b)
                                                                ----------
Income (loss) before income taxes ...............                      368
Income tax expense ..............................                      129(c)
                                                                ----------
Net income (loss) ...............................                      239
Preferred stock dividends .......................                       --
                                                                ----------
Income (loss) attributable to common
  stockholders ..................................               $      239
                                                                ==========

---------------

(a) On April 16, 1999, the Company sold WMVP-AM in Chicago to ABC, Inc. for $21,000 in cash. The Company entered into a time brokerage agreement to sell substantially all of the broadcast time of WMVP-AM effective September 10, 1998.

(b)  Reflects the adjustment to interest expense as follows:

                                                                                THREE MONTHS
                                                                  YEAR ENDED       ENDED
                                                                 DECEMBER 31,    MARCH 31,
                                                                     1998           1999
                                                                 ------------   ------------
   Completed disposition.......................................    $(21,000)      $(21,000)
                                                                   --------       --------
   Interest expense at 7.0%....................................    $ (1,470)      $   (368)
                                                                   ========       ========

(c)  Reflects the tax effect of the pro forma adjustments.

(18) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. A summary of shares used in the pro forma combined loss per common share calculation follows:

                                                                            THREE MONTHS
                                                          YEAR ENDED           ENDED
                                                       DECEMBER 31, 1998   MARCH 31, 1999
                                                       -----------------   --------------
Historical weighted average shares outstanding.......       137,979            142,960
Incremental weighted average shares relating to:
  53,323,954 shares of Common Stock to be issued in
     connection with the Capstar merger..............        53,324             53,324
                                                           --------           --------
Shares used in the pro forma combined earnings per
  share calculation..................................       191,303            196,284
                                                           ========           ========